Filed Pursuant to Rule 497(e)

Registration No. 033-06790

THE TETON WESTWOOD FUNDS (the “Trust”)

TETON Westwood Mighty Mitessm Fund

(“Mighty Mites Fund”)

Supplement dated October 3, 2013, to the Trust’s Prospectuses, dated January 28, 2013, as supplemented.

Effective October 3, 2013, Paul D. Sonkin has been added as a Portfolio Manager of the Mighty Mites Fund. The Mighty Mites Fund will continue to be co-managed by Mario J. Gabelli, CFA, Laura Linehan, and Elizabeth M. Lilly, CFA.

To reflect the change, please note the following:

The sub-section “Management—The Portfolio Managers” in the “Summary of the Funds—Mighty Mites Fund” section of the Prospectus is replaced in its entirety with the following:

Mr. Mario J. Gabelli, CFA has served as Portfolio Manager of the Mighty Mites Fund since its inception on May 11, 1998. Ms. Laura Linehan has served as Portfolio Manager of the Mighty Mites Fund since its inception in 1998. Ms. Elizabeth M. Lilly, CFA has been a Portfolio Manager of the Mighty Mites Fund since July 1, 2011. Mr. Paul D. Sonkin has served as a Portfolio Manager of the Mighty Mites Fund since October 3, 2013.

The seventh paragraph of the section “Management of the Funds—The Portfolio Managers” of the Prospectus, is replaced in its entirety with the following:

Mr. Mario J. Gabelli, CFA, Ms. Laura Linehan, Ms. Elizabeth M. Lilly, CFA, and Mr. Paul D. Sonkin are primarily responsible for the day to day management of the Mighty Mites Fund. Mario J. Gabelli has been Chairman and Chief Executive Officer of GBL and Chief Investment Officer — Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc. since their organization. Ms. Linehan has served as one of the portfolio managers of the Mighty Mites Fund since its inception in 1998. Ms. Linehan previously was a Director of Research in the Alternative Investment Group of GBL from 2004 through 2006. Prior to that, she was Director of Research and Portfolio Manager for GBL for various other small-cap portfolios until March 2003 (in addition to serving as Portfolio Manager of the Mighty Mites Fund). Ms. Elizabeth M. Lilly has served as Portfolio Manager of the Mighty Mites Fund since July, 2011. Ms. Lilly has been a Senior Vice President of GBL and a Portfolio Manager with Gabelli Funds, LLC and GAMCO Asset Management, Inc. since November 2002. She began her career with Goldman Sachs in 1985. Mr. Paul D. Sonkin has served as Portfolio Manager of the Mighty Mites Fund since October 2013. Mr. Sonkin joined GAMCO Investors, Inc. in January 2013 and has focused on micro and nano–cap stocks. Prior to joining GAMCO Investors, Inc., Mr. Sonkin was the portfolio manager of The Hummingbird Value and the Tarsier Nanocap Value Funds. Mr. Sonkin is currently an adjunct professor at Columbia University Graduate School of Business. Mr. Sonkin holds a B.A. in Economics from Adelphi University and an MBA from Columbia University.

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